Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT (this “Amendment”) dated as of February 9, 2017 to the Credit Agreement dated as of April 24, 2015 (as amended by amendment no. 1 thereto dated October 21, 2016, the “Credit Agreement”) among COMMUNICATIONS SALES & LEASING, INC. (“Parent”), CSL CAPITAL, LLC (“CSL Capital” and, together with Parent, the “Borrowers”), the LENDERS party thereto (the “Lenders”), the Agents party thereto and BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent (collectively, the “Agent”).

W I T N E S S E T H :

WHEREAS, pursuant to Section 2.15 of the Credit Agreement, the Borrower will obtain Other Term Loans, which Other Term Loans shall be used to replace in full the principal amount of all Indebtedness in respect of the Term Loans (as defined in the Credit Agreement immediately prior to giving effect to this Amendment) outstanding immediately prior to giving effect to this Amendment (the Term Loans outstanding immediately prior to giving effect to this Amendment, the “Existing Term Loans”), which replacement shall in the case of the Continuing Term Loans (as defined below) take the form of an amendment to the Existing Term Loans effected pursuant to this Amendment, and the Existing Term Loans (and the Shortfall Term Loan (as defined below)) as so amended shall constitute the “Term Loans” for all purposes of the Loan Documents and the “Term Lenders” shall be the holders of such Term Loans;

WHEREAS, (a) the Term Loans as so amended hereby shall be pari passu in right of payment and Collateral with all other Loans and Obligations under the Loan Documents and shall be in an aggregate principal amount of $2,107,966,875 and shall have the terms set forth herein and in the Credit Agreement as amended hereby and (b) the incurrence of the Amendment No. 2 Other Term Loans and the replacement of the Existing Term Loans therewith shall only require the signatures of the Continuing Term Lenders (as defined below), the New Term Lenders (as defined below), the Loan Parties and the Administrative Agent;

WHEREAS, each Term Lender under the Credit Agreement immediately prior to the Amendment No. 2 Effective Date (an “Existing Term Lender”) that executes and delivers a signature page to this Amendment in the form of Annex I hereto (a “Lender Addendum”) will thereby (i) agree to the terms of this Amendment and (ii) agree to continue all (or such lesser amount as the Lead Arranger may allocate) of such Existing Term Lender’s Existing Term Loans as Term Loans under the Credit Agreement as amended hereby (such continued Existing Term Loans (or such lesser amount as the Lead Arranger may allocate), the “Continuing Term Loans” and all such Lenders, collectively, the “Continuing Term Lenders”; the Existing Term Lenders that are not Continuing Term Lenders are referred to as the “Non-Continuing Term Lenders”; the principal amount of the difference (if any) between the sum of the Existing Term

Loans of any Continuing Term Lender and the Continuing Term Loans of such Continuing Term Lender as a result of such lesser amount so allocated shall be referred to as the “Non-Allocated Existing Term Loans” of such Continuing Term Lender) in a principal amount equal to the aggregate principal amount of such Existing Term Lender’s Existing Term Loans;

WHEREAS, each Person that agrees to make Other Term Loans (the “New Term Lender”) will make Other Term Loans to the Borrower on the Amendment No. 2 Effective Date (the “Shortfall Term Loans”) in an amount equal to its Shortfall Term Loan Commitment (defined below), which Shortfall Term Loans shall have the same terms as the Existing Term Loans as modified pursuant to the terms of this Amendment;

WHEREAS, the Continuing Term Lenders and the New Term Lenders are severally willing to continue their Existing Term Loans and/or to make Shortfall Term Loans and such Existing Term Loans and Shortfall Term Loans shall constitute the “Term Loans” and the Continuing Term Lenders and the New Term Lenders shall constitute the “Term Lenders” from and after the Amendment No. 2 Effective Date for all purposes of the Loan Documents;

WHEREAS, the Term Loans outstanding after giving effect to this Amendment will have the same terms as the Existing Term Loans, except as otherwise amended hereby;

WHEREAS, the Borrower has engaged JPMorgan Chase Bank, N.A. (“JPMCB”), Barclays Bank PLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs Bank USA, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley Senior Funding Inc., RBC Capital Markets1, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC and/or their respective designated affiliates to act as joint lead arrangers and bookrunners with respect to this Amendment and the amendment of the Term Loans contemplated hereby (collectively, the “Lead Arrangers”), and JPMCB has been engaged by the Borrower to act as lead “left” Lead Arranger and bookrunner in respect of the loans contemplated hereby and the Lead Arrangers and JPMCB hereby agree to act in such respective roles and capacities; and

WHEREAS, pursuant to Sections 2.15 and 10.01 of the Credit Agreement, the Continuing Term Lenders, the New Term Lenders and the Loan Parties are willing to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

1  RBC Capital Markets is a brand name is a brand name for the capital markets activities of Royal Bank of Canada and its affiliates

Section 1.  Defined Terms; References.  Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

Section 2.  Term Loans.

(a)                               Subject to the terms and conditions set forth herein, each Continuing Term Lender severally agrees to continue all (or such lesser amount as the Lead Arranger may allocate) of such Continuing Term Lender’s Existing Term Loans as Term Loans under the Credit Agreement as amended hereby in a principal amount equal to the principal amount of its Existing Term Loans (or such lesser amount as the Lead Arranger may allocate).

(b)                              Subject to the terms and conditions set forth herein, each New Term Lender severally agrees to make a Shortfall Term Loan to the Borrowers on the Amendment No. 2 Effective Date in a principal amount equal to its Shortfall Term Loan Commitment, which amount shall be made available to the Administrative Agent or the Borrower in immediately available funds. The “Shortfall Term Loan Commitment” of any New Term Lender will be the amount set forth opposite such New Term Lender’s name on Schedule 1 hereto.  On the Amendment No. 2 Effective Date, the proceeds of the Shortfall Term Loans shall be applied to prepay the aggregate principal amount of the Existing Term Loans of the Non-Continuing Existing Term Lenders and the Non-Allocated Existing Term Loans of all the Continuing Term Lenders.

(c)                               For the avoidance of doubt, on and after the Amendment No. 2 Effective Date, the Term Loans shall constitute a single Class of Loans under the Credit Agreement.

(d)                             On the Amendment No. 2 Effective Date, each Non-Continuing Term Lender shall have its Existing Term Loans prepaid in full in cash and each Continuing Term Lender shall have its Non-Allocated Existing Term Loans prepaid in full in cash (in each case together with all accrued and unpaid interest thereon).

Section 3.   Certain Amendments. Effective upon the consummation of the Amendment No. 2 Effective Date, the Credit Agreement is hereby amended as follows:

(a)                               Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in alphabetical order:

“Amendment No. 2” means Amendment No. 2 to this Agreement dated as of February 9, 2017, among the Borrowers, the other Loan Parties thereto, the Lenders party thereto and Bank of America.”

“Amendment No. 2 Effective Date” means February 9, 2017.

(b)                    The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended replacing clause (a) in its entirety with the following:

“(a)                        with respect to Term Loans, 3.00% in the case of Eurodollar Rate Loans and 2.00% in the case of Base Rate Loans; and”

(c)                     The definition of “New Term Lender” in Section 1.01 of the Credit Agreement is hereby amended to change the reference therein to “Amendment No. 1” to “Amendment No. 2”.

(d)                   The definition of “Shortfall Term Loan Commitment” in Section 1.01 of the Credit Agreement is hereby amended to change the reference therein to “Amendment No. 1 Effective Date” to “Amendment No. 2 Effective Date”.

(e)                     The definition of “Term Lender” in Section 1.01 of the Credit Agreement is hereby amended by replacing the reference in such definition to “Amendment No. 1” to “Amendment No. 2”.

(f)                      The definition of “Term Loan” in Section 1.01 of the Credit Agreement is hereby amended by replacing the reference in such definition to “Amendment No. 1” to “Amendment No. 2”.

(g)                    Section 2.05(a)(iii) of the Credit Agreement is hereby amended to replace the reference to “the date that is twelve (12) months following the Amendment No. 1 Effective Date” with a reference to “October 21, 2017”.

(h)                    Section 2.07 of the Credit Agreement is hereby amended by replacing clause (a)(i) in its entirety with the following:

“(a)      (i) Subject to adjustment pursuant to Section 2.07(a)(ii), the Borrowers shall repay, on a joint and several basis, to the Administrative Agent for the ratable account of the Term Lenders (A) on the last Business Day of each fiscal quarter ending on or after March 31, 2017 and prior to the Maturity Date for the Term Loans, an amount equal to 0.25% of the aggregate principal amount of the Term Loans outstanding immediately after giving effect to the Amendment No. 2 Effective Date and (B) to the extent not previously paid, on the Maturity Date for the Term Loans, the aggregate principal amount of all Term Loans outstanding on such date.”

Section 4. Amendment No. 2 Effective Date.  This Amendment shall become effective on the date when the following conditions are met (the “Amendment No. 2 Effective Date”):

(a)    the Administrative Agent and Lead Arranger shall have received (i) a counterpart signature page of this Amendment duly executed by each of the Loan Parties, the Administrative Agent and the New Term Lenders and (ii) a Lender Addendum or a counterpart to this Amendment, as applicable, executed and delivered by each Continuing Term Lender;

(b)    the conditions set forth in Sections 2.15 and 4.02 of the Credit Agreement shall be satisfied and the representations and warranties set forth in Section 5 shall be true and correct on and as of the Amendment No. 2 Effective Date, and the Lead Arranger and the Agent shall have received a certificate (in form and substance reasonably acceptable to the Lead Arranger and the Agent), dated as of the Amendment No. 2 Effective Date and signed by a Responsible Officer of the Borrowers, to such effect;

(c)    the Lead Arranger and the Agent shall have received the favorable legal opinion of (i) Davis Polk & Wardwell LLP, counsel to the Loan Parties and (ii) Kutak Rock LLP, counsel to the Loan Parties;

(d)   the Agent and the Lead Arranger shall have received such documents and certificates as the Agent, Lead Arranger or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of execution, delivery and performance of this Amendment, the performance of the Credit Agreement and each other applicable Loan Document and any other legal matters relating to the Loan Documents, all in form and substance reasonably satisfactory to the Agent, Lead Arranger and its counsel;

(e)    all accrued and unpaid interest on the Term Loans to but excluding the Amendment No. 2 Effective Date shall have been paid in full by Borrowers;

(f)    The Borrowers shall have paid all fees and amounts due and payable pursuant to this Amendment and/or any letter agreements or fee letters by and between the Borrowers and the Lead Arranger (collectively, “Engagement Letter”), including, to the extent invoiced, reimbursement or payment of documented and reasonable out-of-pocket expenses in connection with this Amendment and any other out-of-pocket expenses of the Agent and the Lead Arranger required to be paid or reimbursed pursuant to the Credit Agreement or the Engagement Letter;

(g)    The New Term Lenders shall have received, no later than three Business Days prior to the Amendment No. 2 Effective Date, all documentation and other information about the Loan Parties as has been requested by the Agent or any New Term Lender that such Person determines is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Act, that has been requested at least five Business Days in advance of the Amendment No. 2 Effective Date; and

(h)    The Borrower shall have paid, or shall simultaneously with the Amendment No. 2 Effective Date, the premium due pursuant to Section 2.05(a)(iii) of the Credit Agreement required in connection with the Repricing Transaction that is contemplated hereby (for the avoidance of doubt, such amount shall be $21,079,668.75).

Section 5. Representations and Warranties. Each Loan Party represents and warrants to the Agent and the Lenders as of the Amendment No. 2 Effective Date:

(a)    The representations and warranties of each Loan Party contained in Article 5 of the Credit Agreement and in any other Loan Document (and assuming this Amendment is a Loan Document) are true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date); provided, that, to the extent that such representations and warranties are qualified by materiality, material adverse effect or similar language, they are true and correct in all respects.

(b)    No Default or Event of Default exists or will result from this Amendment.

Section 6.  Costs and Expenses. The Borrowers agree to pay all reasonable and documented out-of-pocket costs and expenses of the Agent (including the reasonable and documented fees and expenses of Cahill Gordon & Reindel LLP, counsel to the Agent) in connection with the preparation, execution, delivery and administration of this Amendment and the other instruments and documents to be delivered hereunder in accordance with the terms of Section 10.04 of the Credit Agreement.

Section 7.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 8.  Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 9.  Waiver of Right of Trial by Jury.  Section 10.16 of the Credit Agreement is incorporated herein by reference, mutatis mutandis.

Section 10.  Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Agent or any other Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document.  Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement as amended hereby, or any other Loan Document, is hereby ratified and re-affirmed in all respects and shall continue in full force and effect.  This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 2 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment.  Each of the Loan Parties hereby consents to this Amendment and confirms and reaffirms (i) that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended hereby, (ii) its guaranty of the Obligations (including obligations in respect to the Term Loans after giving effect to this Amendment under the Guaranty, (iii) its pledges and grants of security interests and Liens on the Collateral to secure the Obligations (including obligations in respect to the Term Loans after giving effect to this Amendment) pursuant to the Collateral Documents and (iv) such Guarantees, pledges and grants of security interests, as applicable, shall continue to be in full force and effect and shall continue to inure to the benefit of the Lenders (including the New Term Lenders) and the other Secured Parties.  Neither the modification of the Credit Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment (i) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations (including obligations in respect to the Term Loans after giving effect to this Amendment), whether heretofore or hereafter incurred; or (ii) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Amendment No. 2 Effective Date.

Section 11. Certain Notice Requirements. The Borrowers, the Required Lenders and the Administrative Agent agree that the notice requirements under the Credit Agreement to the extent relating to (i) the prepayment of any Term Loans on the Amendment No. 2 Effective Date in connection with the replacement and amendment thereof as contemplated hereby and/or (ii) the borrowing of the Shortfall Term Loans shall not apply to such replacement and amendment and borrowing of Shortfall Term Loans, and prior notice periods with respect to such replacement and amendment and borrowing of Shortfall Term Loans shall be as agreed among the Borrowers, the Administrative Agent and the Lead Arranger (it being understood that no other notice requirements under any Loan Document are waived, altered or changed in any way pursuant to this Amendment).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

COMMUNICATIONS SALES & LEASING, INC.

By:	/s/ Mark Wallace
	Name:	Mark Wallace
	Title:	Executive Vice President

CSL CAPITAL, LLC

By:	/s/ Mark Wallace
	Name:	Mark Wallace
	Title:	Executive Vice President

CSL NATIONAL GP, LLC
CSL ALABAMA SYSTEM, LLC
CSL ARKANSAS SYSTEM, LLC
CSL FLORIDA SYSTEM, LLC
CSL IOWA SYSTEM, LLC
CSL MISSISSIPPI SYSTEM, LLC
CSL MISSOURI SYSTEM, LLC
CSL NEW MEXICO SYSTEM, LLC
CSL OHIO SYSTEM, LLC
CSL OKLAHOMA SYSTEM, LLC
CSL REALTY, LLC
CSL TEXAS SYSTEM, LLC
CSL NORTH CAROLINA REALTY GP, LLC
CSL TENNESSEE REALTY PARTNER, LLC
CSL TENNESSEE REALTY, LLC
UNITI FIBER HOLDINGS LLC

By:	/s/ Mark Wallace
	Name:	Mark Wallace
	Title:	Executive Vice President

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CSL NATIONAL, LP,

By: CSL NATIONAL GP, LLC, as its general partner

By:	/s/ Mark Wallace
	Name:	Mark Wallace
	Title:	Executive Vice President

CAROLINA REALTY, LP,

By: CSL NORTH CAROLINA REALTY GP, LLC, as its general partner

By:	/s/ Mark Wallace
	Name:	Mark Wallace
	Title:	Executive Vice President

CSL NORTH CAROLINA SYSTEM, LP

By: CSL NORTH CAROLINA REALTY GP, LLC, as its general partner

By:	/s/ Mark Wallace
	Name:	Mark Wallace
	Title:	Executive Vice President

UNITI HOLDINGS LP

By: Uniti Holdings GP LLC, as its General Partner

By:	/s/ Mark Wallace
	Name:	Mark Wallace
	Title:	Executive Vice President

2

CSL BANDWIDTH INC.
PEG BANDWIDTH, LLC
CONTACT NETWORK, LLC
PEG BANDWIDTH DC, LLC
PEG BANDWIDTH DE, LLC
PEG BANDWIDTH IA, LLC
PEG BANDWIDTH LA, LLC
PEG BANDWIDTH MA, LLC
PEG BANDWIDTH MS, LLC
PEG BANDWIDTH TX, LLC
PEG BANDWIDTH VA, LLC

By:	/s/ Mark Wallace
	Name:	Mark Wallace
	Title:	Executive Vice President

3

BANK OF AMERICA, N.A., as Agent

By:	/s/ Tiffany Shih
	Name:	Tiffany Shih
	Title:	Vice President

1

JPMORGAN CHASE BANK, N.A., as New Term Lender

By:	/s/ Davide Migliardi
	Name:	Davide Migliardi
	Title:	Vice President

1

ANNEX I

LENDER ADDENDUM TO
AMENDMENT

NO. 2

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Amendment No. 2 to Credit Agreement  (the “Amendment”) to the Credit Agreement dated as of April 24, 2015  (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among COMMUNICATIONS SALES & LEASING, INC. (“Holdings”), CSL CAPITAL, LLC, (“CSL Capital” and, together with New Operating Partnership, the “Borrowers” (after giving effect to this Amendment)), the LENDERS party thereto (the “Lenders”), the Agents party thereto and BANK OF AMERICA, N.A., as Administrative Agent (the “Agent”).  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment.

By executing this Lender Addendum as a Continuing Term Lender, the undersigned institution agrees on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue all of its Existing Term Loans (or such lesser amount as the Lead Arranger may allocate) as Continuing Term Loans on the Amendment No. 2 Effective Date.  The undersigned institution hereby makes the election to convert by amendment all of its Existing Term Loans (or such lesser amount as the Lead Arranger may allocate) into Continuing Term Loans pursuant to a cashless conversion on the Amendment No. 2 Effective Date.

Name of Institution:

Executing as a Continuing Term Lender:

By:
Name:
Title:

For any institution requiring a second signature line:

By:
Name:
Title: